UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________

FORM 8-K

________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2014
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA    93624

(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Definitive Material Agreement.

Amendment to Purchase Agreement

First Amendment to the Asset Purchase and Sale Agreement

On December 31, 2014, S&W Seed Company, a Nevada corporation (the "Registrant"), and Pioneer Hi-Bred International, Inc., an Iowa corporation ("Pioneer"), entered into the First Amendment to the Asset Purchase and Sale Agreement (the "Amendment") in connection with that certain Asset Purchase and Sale Agreement, dated December 19, 2014 (the "Asset Purchase Agreement"). The Asset Purchase Agreement is described in the Registrant's Current Report on Form 8-K that was filed on December 29, 2014, which is incorporated herein by reference.

Under the Amendment, certain Schedules and Exhibits to the Asset Purchase Agreement were deleted and replaced by Schedules and Exhibits attached to the Amendment. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Operational Agreements

Alfalfa Distribution Agreement

In connection with the closing under the Asset Purchase Agreement, as amended by the Amendment, which occurred on December 31, 2014 (the "Closing"), on December 31, 2014, Registrant and Pioneer entered into the Alfalfa Distribution Agreement (the "Distribution Agreement") pursuant to which the Registrant will be the sole supplier, subject to certain exceptions, of certain alfalfa seed products for sale to customers by Pioneer. The Distribution Agreement shall remain in effect until September 30, 2024, unless terminated earlier as the result of a material breach or if a party becomes bankrupt or insolvent.

The Distribution Agreement provides for minimum annual purchase commitments from Pioneer (subject to certain exceptions) at specified price levels, with (subject to certain exceptions) a 4% cap on annual price increases. Based on these commitments and prices, the Registrant expects to generate approximately $26 million and $40 million in revenue under the Distribution Agreement (and other agreements with Pioneer) during the remainder of fiscal year 2015 (ending June 30, 2015) and in the fiscal year ending June 30, 2016, respectively.

Pioneer generally will make payments under the Distribution Agreement in three installments (in November, January and April) for delivery of seed by the Registrant during the seed sales year period (generally from December through May). However, in respect of the 2015 seed sales year, Pioneer will make only two payments (in January 2015 and April 2015). The Registrant received the first of these payments in the amount of approximately $22 million (representing 80% of the anticipated total purchase price for the 2015 seed sales year) on January 5, 2015.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Contract Alfalfa Production Services Agreement

In connection with the Closing, on December 31, 2014, Registrant and Pioneer entered into the Contract Alfalfa Production Services Agreement (the "Production Services Agreement") pursuant to which the Registrant will perform for Pioneer certain services in connection with the production, conditioning, handling, and testing of certain GMO alfalfa varieties. The Production Services Agreement shall remain in effect until the earlier of (i) December 31, 2017 or (ii) the closing under the Second Asset Purchase Agreement (discussed below), unless terminated earlier in accordance with its terms.

The foregoing description of the Production Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Production Services Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Research Agreement

In connection with the Closing, on December 31, 2014, Registrant and Pioneer entered into the Research Agreement (the "Research Agreement") pursuant to which the Registrant will perform and provide assistance to Pioneer in connection with the evaluation, research and development of certain GMO alfalfa varieties. The Research Agreement shall remain in effect until the earlier of (i) December 31, 2017 or (ii) the closing under the Second Asset Purchase Agreement (discussed below), unless terminated earlier in accordance with its terms.

The foregoing description of the Research Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Research Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Non-Exclusive Alfalfa Licensing and Assignment Agreement

In connection with the Closing, the Registrant and Pioneer have executed and delivered the Non-Exclusive Alfalfa Licensing and Assignment Agreement, dated December 31, 2014 (the "Alfalfa Licensing Agreement"), pursuant to which the Registrant grants to Pioneer a royalty-free, limited non-exclusive license to plant, grow, breed and conduct research on the germplasm acquired by the Registrant from Pioneer for the purpose of introducing specified GMO traits. Any traited germplasm created under the agreement will be owned by Pioneer.

The foregoing description of the Alfalfa Licensing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Alfalfa Licensing Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Lease Agreement

In connection with the Closing, the Registrant and Pioneer entered into a Lease Agreement, dated December 31, 2014 (the "Lease Agreement"), pursuant to which Pioneer leased to the Registrant certain real property located in Franklin County, Washington, and related greenhouse, warehouse, equipment storage and other facilities related to the alfalfa business. The Lease Agreement expires on December 31, 2017, unless terminated earlier in accordance with its terms, and is not subject to renewal. During the term of the Lease, the Registrant will pay monthly rent in the amount of $9,333.

The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Information Technology Transition Services Agreement

In connection with the Closing, the Registrant and Pioneer entered into the Information Technology Transition Services Agreement, dated December 31, 2014 (the "IT Transition Agreement"). Under the terms of the IT Transition Agreement, Pioneer will provide to the Registrant transitional services related to certain information technology as described in the IT Transition Agreement.

The foregoing description of the IT Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the IT Transition Agreement, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Promissory Note and Related Security Arrangements

Promissory Note

In connection with the Closing, the Registrant issued a Promissory Note, dated December 31, 2014 (the "Promissory Note") in favor of Pioneer. Under the terms of the Promissory Note, the Registrant agrees to pay $10,000,000 of the purchase price and up to $5,000,000 of the potential earn-out payment, each payable under the terms of the Asset Purchase Agreement, as amended by the Amendment.

The Promissory Note will mature on December 31, 2017. Interest on the Promissory Note shall accrue at a rate of three percent (3%) per annum and is payable annually on December 31. The Promissory Note is secured by the assets described in the Security Agreement, the Mortgage and the Deed of Trust, each as defined below in this Item 1.01.

The Promissory Note contains customary representations, warranties and covenants. Additionally, the Promissory Note grants to Pioneer customary rights following an event of default, including, without limitation, the right to accelerate the payment of unpaid principal and interest, foreclose any liens and security interests securing payment thereof, and a default interest rate.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Promissory Note, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Security Agreement

In connection with the Closing, the Registrant and Pioneer entered into the Security Agreement, dated December 31, 2014 (the "Security Agreement"), pursuant to which the Registrant granted to Pioneer a security interest in certain of the assets acquired by the Registrant under the Asset Purchase Agreement, including certain real property, equipment and intellectual property. The Security Agreement contains customary representations, warranties and covenants. Additionally, the Security Agreement grants to Pioneer customary rights following an event of default with respect to the secured obligations.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, a copy of which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Mortgage

In connection with the Closing, the Registrant granted to Pioneer a Mortgage, dated December 31, 2014 (the "Mortgage"), on real property, plant and fixtures located Columbia County, Wisconsin. The Mortgage secures the Registrant's obligations under the Promissory Note.

The foregoing description of the Mortgage does not purport to be complete and is qualified in its entirety by reference to the full text of the Mortgage, a copy of which is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing

In connection with the Closing, the Registrant, Pioneer (as beneficiary), and TitleOne Corporation, as trustee, entered into the Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated December 31, 2014 (the "Deed of Trust"). The Registrant granted the Deed of Trust on real property, plant and fixtures located in Nampa, Idaho for the purpose of securing the Registrant's obligations under the Promissory Note.

The foregoing description of the Deed of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Deed of Trust, a copy of which is attached hereto as Exhibit 10.10 and is incorporated herein by reference.

Asset Transfer Documentation

Patent License Agreement

In connection with the Closing, the Registrant and Pioneer entered into the Patent License Agreement, dated December 31, 2014 (the "Patent License Agreement"). Under the terms of the Patent License Agreement, Pioneer granted to the Registrant and its affiliates, during the term of the license, a royalty-free, non-exclusive license, with respect to coating for alfalfa seeds that is produced or covered by certain patent rights owned by Pioneer or its affiliates, in the United States.

The foregoing description of the Patent License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Patent License Agreement, a copy of which is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Patent Assignment Agreement

Pursuant to the terms of the Asset Purchase Agreement, at the Closing the Registrant and Pioneer executed and delivered the Patent Assignment Agreement, dated December 31, 2014 (the "Patent Assignment Agreement"), under which Pioneer transferred and assigned to the Registrant all of Pioneer's right, title and interest in and to certain patents. The foregoing description of the Patent Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Patent Assignment Agreement, a copy of which is attached hereto as Exhibit 10.12 and is incorporated herein by reference.

Know-How Transfer Agreement

Pursuant to the terms of the Asset Purchase Agreement, at Closing the Registrant and Pioneer executed and delivered the Know-How Transfer Agreement, dated December 31, 2014 (the "Know-How Transfer Agreement"), under which Pioneer transferred and assigned to the Registrant all of Pioneer's right, title and interest in and to certain know-how related to the operation of certain transferred equipment at the transferred plant sites, including, but not limited to, standard operating procedures for such equipment, engineering drawings and blue print files with respect to the transferred plant sites (subject to certain exceptions). The foregoing description of the Know-How Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Know-How Transfer Agreement, a copy of which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Data Transfer Agreement

Pursuant to the terms of the Asset Purchase Agreement, at Closing the Registrant and Pioneer executed and delivered the Data Transfer Agreement, dated December 31, 2014 (the "Data Transfer Agreement"), under which the parties established the standards of conduct related to the transfer of personal information by Pioneer and the use of such personal information by the Registrant and its affiliates. The foregoing description of the Data Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Data Transfer Agreement, a copy of which is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

Assignment Agreement of Plant Variety Certificates, Plant Breeders' Rights, Maintenance Rights and Registration Rights

Pursuant to the terms of the Asset Purchase Agreement, at Closing the Registrant and Pioneer executed and delivered the Assignment Agreement of Plant Variety Certificates, Plant Breeders' Rights, Maintenance Rights and Registration Rights, dated December 31, 2014 (the "Assignment of Rights"), pursuant to which Pioneer transferred and assigned all of Pioneer's right, title and interest in and to certain plant variety certificates and plant breeders' rights. The foregoing description of the Assignment of Rights does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment of Rights, a copy of which is attached hereto as Exhibit 10.15 and is incorporated herein by reference.

Assignment and Assumption Agreement

Pursuant to the terms of the Asset Purchase Agreement, at Closing the Registrant and Pioneer executed and delivered the Assignment and Assumption Agreement, dated December 31, 2014 (the "Assignment and Assumption Agreement"), pursuant to which Pioneer transferred and assigned to the Registrant all of Pioneer's right, title and interest in and to the assets purchased under the Asset Purchase Agreement (other than those purchased assets that were transferred and assigned pursuant to any other agreement described in this Item 1.01). The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement, a copy of which is attached hereto as Exhibit 10.16 and is incorporated herein by reference.

General Warranty Deed (Idaho)

Pursuant to the terms of the Asset Purchase Agreement, at Closing Pioneer executed and delivered to the Registrant a General Warranty Deed, dated December 31, 2014 (the "General Warranty Deed (Idaho)"), pursuant to which Pioneer transferred and assigned to the Registrant all of Pioneer's right, title and interest in and to certain real property located in Canyon County, Idaho. The foregoing description of the General Warranty Deed (Idaho) does not purport to be complete and is qualified in its entirety by reference to the full text of the General Warranty Deed (Idaho), a copy of which is attached hereto as Exhibit 10.17 and is incorporated herein by reference.

Warranty Deed (Wisconsin)

Pursuant to the terms of the Asset Purchase Agreement, at Closing Pioneer executed and delivered to the Registrant a Warranty Deed, dated December 31, 2014 (the "Warranty Deed (Wisconsin)"), pursuant to which Pioneer transferred and assigned to the Registrant all of Pioneer's right, title and interest in and to certain real property located in Columbia County, Wisconsin. The foregoing description of the Warranty Deed (Wisconsin) does not purport to be complete and is qualified in its entirety by reference to the full text of the Warranty Deed (Wisconsin), a copy of which is attached hereto as Exhibit 10.18 and is incorporated herein by reference.

Second Purchase Agreement

Second Asset Purchase and Sale Agreement

Pursuant to the terms of the Asset Purchase Agreement, if required third party consents are received prior to November 30, 2017 and subject to the satisfaction of certain other conditions specified in the Asset Purchase Agreement, either the Registrant or Pioneer has the right to enter into (and require the other party to enter into) on December 29, 2017 (or such earlier date as the parties agree) a proposed form of asset purchase and sale agreement attached to the Asset Purchase Agreement (the "Second Asset Purchase Agreement"), as the same may be updated in accordance with the terms of the Asset Purchase Agreement, pursuant to which Registrant would acquire additional GMO germplasm varieties and other related assets from Pioneer for a purchase price of $7,000,000. The Second Asset Purchase Agreement contains customary representations, warranties and covenants. The foregoing description of the Second Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Asset Purchase Agreement, the form of which is attached hereto as Exhibit 10.19 and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

The Closing under the Asset Purchase Agreement occurred on December 31, 2014. The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Promissory Note is incorporated by reference into this Item 2.03.

Additionally, on December 31, 2014 the Registrant closed each of the financing transactions described in the Registrant's Current Report on Form 8-K that was filed on December 31, 2014, which is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On January 6, 2015, the board of directors of the Registrant approved the Second Amendment to Amended and Restated Bylaws of the Registrant. Under the approved amendment, Sections 78.378 - 78.3793 of the Nevada Revised Statutes, which relate to the acquisition of a controlling interest in a Nevada corporation, will not apply to the shares of common stock of the Registrant issued or issuable to MFP Partners, L.P. upon conversion of convertible debentures or exercise of common stock purchase warrants described in the Registrant's Current Report on Form 8-K that was filed on December 31, 2014.

The foregoing description of the Second Amendment to Amended and Restated Bylaws of the Registrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to Amended and Restated Bylaws of the Registrant, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01    Other Events

On December 31, 2014, the Registrant issued a press release announcing its entry into definitive agreements for the financing needed to complete the purchase of the Pioneer assets pursuant to the Asset Purchase and Sale Agreement. A copy of the press release is filed as Exhibit 99.1 hereto.

On December 31, 2014, the Registrant issued a press release announcing the closing of the purchase of the Pioneer assets pursuant to the Asset Purchase and Sale Agreement. A copy of the press release is filed as Exhibit 99.2 hereto.

On January 5, 2015, the Registrant issued a press release announcing a conference call scheduled for January 8, 2015 at 4:30 p.m. (Eastern time) to discuss the purchase of the Pioneer assets pursuant to the Asset Purchase and Sale Agreement. A copy of the press release is filed as Exhibit 99.3 hereto.

On January 6, 2015, the Registrant issued a press release announcing the appointment of Robin Newell as Vice President of North American Sales. A copy of the press release is filed as Exhibit 99.4 hereto.

On January 6, 2015, the Registrant issued a press release announcing the appointment of Kirk Rolfs as Vice President of Production. A copy of the press release is filed as Exhibit 99.5 hereto.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

To be provided when available by amendment to this Report.

(b) Pro Forma Financial Information

To be provided when available by amendment to this Report.

(d) Exhibits

Exhibit	Description

2.1	First Amendment to the Asset Purchase and Sale Agreement, dated December 31, 2014, between S&W Seed Company and Pioneer Hi-Bred International, Inc.* ##

3.1	Second Amendment to Amended and Restated Bylaws of S&W Seed Company, effective January 6, 2015

10.1	Alfalfa Distribution Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.2	Contract Alfalfa Production Services Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.3	Research Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.4	Non-Exclusive Alfalfa Licensing and Assignment Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. in favor of S&W Seed Company*

10.5	Lease Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.6	Information Technology Transition Services Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.7	Promissory Note, dated December 31, 2014, issued by S&W Seed Company in favor of Pioneer Hi-Bred International, Inc.*

10.8	Security Agreement, dated December 31, 2014, between S&W Seed Company and Pioneer Hi-Bred International, Inc.

10.9	Mortgage, dated December 31, 2014, from S&W Seed Company to Pioneer Hi-Bred International, Inc.

10.10	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated December 31, 2014, among S&W Seed Company, TitleOne Corporation, as trustee, and Pioneer Hi-Bred International, Inc., as beneficiary

10.11	Patent License Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company

10.12	Patent Assignment Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.13	Know-How Transfer Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.14	Data Transfer Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.15	Assignment Agreement of Plant Variety Certificates, Plant Breeders' Rights, Maintenance Rights and Registration Rights, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.16	Assignment and Assumption Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company

10.17	General Warranty Deed, dated December 31, 2014, by Pioneer Hi-Bred International, Inc. in favor of S&W Seed Company

10.18	Warranty Deed, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. in favor of S&W Seed Company

10.19	Form of Asset Purchase and Sale Agreement between S&W Seed Company (or its designated affiliate) and Pioneer Hi-Bred International, Inc. (or its designated affiliate)* ##

99.1	Press Release, dated December 31, 2014, related to the signing of definitive agreements for the financing of the Pioneer asset purchase

99.2	Press Release, dated December 31, 2014, related to the closing of the Pioneer asset purchase

99.3	Press Release, dated January 5, 2015, related to the scheduling of a conference call to discuss the Pioneer asset purchase

99.4	Press Release, dated January 6, 2015, related to the appointment of Robin Newell as Vice President of North American Sales

99.5	Press Release, dated January 6, 2015, related to the appointment of Kirk Rolfs as Vice President of Production

_______________________

* Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

## Exhibits and schedules to this agreement have been omitted pursuant to Item 601(b) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: January 7, 2015

EXHIBIT INDEX

Exhibit	Description

2.1	First Amendment to the Asset Purchase and Sale Agreement, dated December 31, 2014, between S&W Seed Company and Pioneer Hi-Bred International, Inc.* ##

3.1	Second Amendment to Amended and Restated Bylaws of S&W Seed Company, effective January 6, 2015

10.1	Alfalfa Distribution Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.2	Contract Alfalfa Production Services Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.3	Research Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.4	Non-Exclusive Alfalfa Licensing and Assignment Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. in favor of S&W Seed Company*

10.5	Lease Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.6	Information Technology Transition Services Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company* ##

10.7	Promissory Note, dated December 31, 2014, issued by S&W Seed Company in favor of Pioneer Hi-Bred International, Inc.*

10.8	Security Agreement, dated December 31, 2014, between S&W Seed Company and Pioneer Hi-Bred International, Inc.

10.9	Mortgage, dated December 31, 2014, from S&W Seed Company to Pioneer Hi-Bred International, Inc.

10.10	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated December 31, 2014, among S&W Seed Company, TitleOne Corporation, as trustee, and Pioneer Hi-Bred International, Inc., as beneficiary

10.11	Patent License Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company

10.12	Patent Assignment Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.13	Know-How Transfer Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.14	Data Transfer Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.15	Assignment Agreement of Plant Variety Certificates, Plant Breeders' Rights, Maintenance Rights and Registration Rights, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company ##

10.16	Assignment and Assumption Agreement, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. and S&W Seed Company

10.17	General Warranty Deed, dated December 31, 2014, by Pioneer Hi-Bred International, Inc. in favor of S&W Seed Company

10.18	Warranty Deed, dated December 31, 2014, between Pioneer Hi-Bred International, Inc. in favor of S&W Seed Company

10.19	Form of Asset Purchase and Sale Agreement between S&W Seed Company (or its designated affiliate) and Pioneer Hi-Bred International, Inc. (or its designated affiliate)* ##

99.1	Press Release, dated December 31, 2014, related to the signing of definitive agreements for the financing of the Pioneer asset purchase

99.2	Press Release, dated December 31, 2014, related to the closing of the Pioneer asset purchase

99.3	Press Release, dated January 5, 2015, related to the scheduling of a conference call to discuss the Pioneer asset purchase

99.4	Press Release, dated January 6, 2015, related to the appointment of Robin Newell as Vice President of North American Sales

99.5	Press Release, dated January 6, 2015, related to the appointment of Kirk Rolfs as Vice President of Production

_______________________

* Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

## Exhibits and schedules to this agreement have been omitted pursuant to Item 601(b) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.